SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)     SEPTEMBER 8, 2000
                                                --------------------------------

                           MIRACLE ENTERTAINMENT INC.
                           --------------------------
             (Exact name of Registrant as specified in its Charter)

                                     NEVADA
                                     ------
                 (State of other jurisdiction of incorporation)


        0-27007                                      88-047481
-----------------------              ------------------------------------------
  Commission File No.                       I.R.S. Employer Identification



8730 Sunset Boulevard, Penthouse East
West Hollywood, California                               90069
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Address of principal executive offices                 Zip Code


(310) 360-7490
-------------------------------
Registrant's telephone number,
including area code

ITEM 5.  OTHER EVENTS

         On September 8, 2000, the Registrant (the "Company"), a wholly-owned subsidiary of 1st Miracle Entertainment, Inc. (New York) obtained shareholder approval to amend the Company's Certificate of Incorporation to change the name of the Company from Miracle Entertainment, Inc. to 1st Miracle Entertainment, Inc. In accordance with the affirmative vote to amend the Certificate of Incorporation, the amendment of the Company's Articles of Incorporation was duly submitted for filing with the Nevada Secretary of State on September 13, 2000.

                                     EXHIBIT

                   3.1 Amendment to Articles of Incorporation.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:            West Hollywood, CA
                  September 13, 2000

                                                     MIRACLE ENTERTAINMENT, INC.


                                            By: /S/ CLIFFORD D. BRUNE
                                                ---------------------
                                                Clifford D. Brune
                                                Chief Financial Officer